UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 26, 2006

EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification No.)
EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13625 (Commission File Number)	36-4156801 (IRS Employer Identification No.)

Two North Riverside Plaza Suite 2100, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
Registrant’s telephone number, including area code: (312) 466-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 27, 2006, Equity Office Properties Trust (the “Company”) issued a press release announcing that it has scheduled a special meeting of shareholders on February 5, 2007 to vote on a proposal to approve the previously announced merger agreement (the “Merger Agreement”) providing for the Company to be acquired by an affiliate of The Blackstone Group. A copy of this press release is attached hereto as Exhibit 99.1.
     On December 26, 2006, the Company announced that its subsidiary, EOP Operating Limited Partnership, in connection with the Merger Agreement, has commenced a consent solicitation with respect to its 4.00% Exchangeable Senior Notes due 2026 (the “Consent Solicitation”) and cash tender offers and related consent solicitations with respect to approximately $8.4 billion of its outstanding debt securities (the “Tender Offers”). Copies of the press releases relating to the Consent Solicitation and Tender Offers are attached hereto as Exhibits 99.2 and Exhibit 99.3, respectively.
Additional Information About the Mergers and Where to Find It
In connection with proposed merger transactions involving Equity Office and EOP Operating Limited Partnership and affiliates of The Blackstone Group, Equity Office filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on December 14, 2006. Equity Office will also file a definitive proxy statement and other relevant documents with the SEC in connection with the proposed merger transactions, and will furnish the definitive proxy statement to Equity Office’s shareholders. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO SHAREHOLDERS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTIONS. Shareholders will be able to obtain the proxy statement and all other relevant documents filed by Equity Office with the SEC free of charge at the SEC’s website at www.sec.gov or from Equity Office Properties Trust, Investor Relations at Two North Riverside Plaza, Suite 2100, Chicago, Illinois, 60606, (800) 692-5304 or at www.equityoffice.com. The contents of the Equity Office website are not made part of this press release.
Equity Office and its trustees and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed merger transactions. Information about Equity Office and its trustees and executive officers, and their ownership of Equity Office’s securities, is set forth in the proxy statement relating to the proposed merger transactions described above.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release Announcing Date of Special Meeting of Shareholders, dated December 27, 2006

99.2	Press Release Announcing Commencement of Consent Solicitation, dated December 26, 2006

99.3	Press Release Announcing Commencement of Tender Offers and related Consent Solicitations, dated December 26, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST
Date: December 27, 2006	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

EOP OPERATING LIMITED PARTNERSHIP
	By:	EQUITY OFFICE PROPERTIES TRUST
its general partner

Date: December 27, 2006	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release Announcing Date of Special Meeting of Shareholders, dated December 27, 2006

99.2	Press Release Announcing Commencement of Consent Solicitation, dated December 26, 2006

99.3	Press Release Announcing Commencement of Tender Offers and related Consent Solicitations, dated December 26, 2006